Buffalo Mid Cap Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 96.90%
		Communication Services - 5.63%
		Entertainment - 2.30%
23,537		Live Nation Entertainment, Inc. (a)	$2,817,144
10,260		Take-Two Interactive Software, Inc. (a)	1,823,407
			4,640,551
		Interactive Media & Services - 2.68%
22,590		IAC/InterActiveCorp (a)	2,952,739
90,040		TripAdvisor, Inc. (a)	2,454,490
			5,407,229
		Media - 0.65%
22,329		Liberty Media Corp-Liberty Formula One (a)	1,325,003
		Total Communication Services (Cost $7,165,556)	11,372,783

		Consumer Discretionary - 5.26%
		Distributors - 0.57%
19,223		LKQ Corp.	1,153,957

		Diversified Consumer Services - 1.09%
48,500		Terminix Global Holdings, Inc. (a)	2,193,655

		Hotels, Restaurants & Leisure - 0.97%
5,956		Vail Resorts, Inc.	1,952,972

		Specialty Retail - 1.60%
24,835		CarMax, Inc. (a)	3,234,262

		Textiles, Apparel & Luxury Goods - 1.03%
83,570		Levi Strauss & Co.	2,091,757
		Total Consumer Discretionary (Cost $5,919,668)	10,626,603

		Consumer Staples - 0.42%
		Personal Products - 0.42%
28,915		Olaplex Holdings, Inc. (a)	842,294

		Total Consumer Staples (Cost $607,215)	842,294

		Energy - 3.19%
		Energy Equipment & Services - 1.52%
102,140		Schlumberger Ltd. - ADR (b)	3,059,093

		Oil, Gas & Consumable Fuels - 1.67%
38,000		EOG Resources, Inc.	3,375,540
		Total Energy (Cost $4,095,057)	6,434,633

		Financials - 8.95%
		Capital Markets - 7.78%
6,225		MarketAxess Holdings, Inc.	2,560,156
8,074		Moody’s Corp.	3,153,543
13,366		MSCI, Inc.	8,189,214
80,000		Open Lending Corp. (a)	1,798,400
			15,701,313
		Insurance - 1.17%
9,900		Kinsale Capital Group, Inc.	2,355,111
		Total Financials (Cost $5,483,346)	18,056,424

		Health Care - 17.61%
		Aerospace & Defense - 0.88%
5,400		Teleflex, Inc.	1,773,792

		Biotechnology - 0.54%
13,950		Exact Sciences Corp. (a)	1,085,729

		Health Care Equipment & Supplies - 5.18%
6,700		ABIOMED, Inc. (a)	2,406,439
75,810		Envista Holdings Corp. (a)	3,415,998
7,720		Masimo Corp. (a)	2,260,262
5,650		The Cooper Companies, Inc.	2,367,011
			10,449,710
		Health Care Providers & Services - 2.20%
5,360		Chemed Corp.	2,835,655
24,550		Encompass Health Corp.	1,602,133
			4,437,788
		Health Care Technology - 2.09%
16,550		Veeva Systems, Inc. (a)	4,228,194

		Life Sciences Tools & Services - 5.78%
4,530		Bio-Rad Laboratories, Inc. (a)	3,422,732
11,500		Bio-Techne Corp.	5,949,410
6,055		Illumina, Inc. (a)	2,303,564
			11,675,706
		Pharmaceuticals - 0.94%
14,880		Jazz Pharmaceuticals Public Limited Company - ADR (a)(b)	1,895,712
		Total Health Care (Cost $20,071,832)	35,546,631

		Industrials - 23.03%
		Aerospace & Defense - 1.26%
4,000		TransDigm Group, Inc. (a)	2,545,120

		Building Products - 1.41%
21,002		Trex Co., Inc. (a)	2,835,900
		Commercial Services & Supplies - 3.20%
25,041		Copart, Inc. (a)	3,796,717
52,666		IAA Inc. (a)	2,665,953
			6,462,670
		Electrical Equipment - 2.57%
35,255		AMETEK, Inc.	5,183,895

		Professional Services - 11.14%
61,550		CoStar Group, Inc. (a)	4,864,296
12,483		Equifax, Inc.	3,654,898
59,788		IHS Markit Ltd. - ADR (b)	7,947,021
26,303		Verisk Analytics, Inc.	6,016,285
			22,482,500
		Road & Rail - 3.45%
107,000		Lyft, Inc. (a)	4,572,110
57,020		Uber Technologies, Inc. (a)	2,390,849
			6,962,959
		Total Industrials (Cost $19,096,623)	46,473,044

		Information Technology - 26.40%
		Communications Equipment - 2.01%
16,570		F5 Networks, Inc. (a)	4,054,845

		IT Services - 6.45%
6,680		EPAM Systems, Inc. (a)	4,465,246
22,600		Euronet Worldwide, Inc. (a)	2,693,242
17,500		Gartner, Inc. (a)	5,850,600
			13,009,088
		Semiconductors & Semiconductor Equipment - 5.60%
19,186		Analog Devices, Inc.	3,372,323
37,300		Micron Technology, Inc.	3,474,495
43,310		ON Semiconductor Corp. (a)	2,941,615
9,140		Universal Display Corp.	1,508,374
			11,296,807
		Software - 12.34%
27,335		Aspen Technology, Inc. (a)	4,160,387
21,862		Guidewire Software, Inc. (a)	2,481,993
28,170		Nutanix, Inc. (a)	897,496
10,030		Palo Alto Networks, Inc. (a)	5,584,303
11,500		Procore Technologies, Inc. (a)	919,655
9,700		Splunk, Inc. (a)	1,122,484
34,289		SS&C Technologies Holdings, Inc.	2,811,012
6,640		Tyler Technologies, Inc. (a)	3,571,988
12,300		Workday, Inc. (a)	3,360,114
			24,909,432
		Total Information Technology (Cost $28,094,769)	53,270,172

		Materials - 2.91%
		Chemicals - 1.27%
23,310		FMC Corp.	2,561,536
		Construction Materials - 1.64%
7,500		Martin Marietta Materials, Inc.	3,303,900
		Total Materials (Cost $1,847,509)	5,865,436

		Real Estate - 3.50%
		Real Estate Management & Development - 3.50%
65,022		CBRE Group, Inc. - Class A (a)	7,055,537
		Total Real Estate (Cost $2,929,009)	7,055,537

		TOTAL COMMON STOCKS (Cost $95,310,584)	195,543,557

		REITS - 2.25%
		Real Estate - 2.25%
		Equity Real Estate Investment Trusts (REITs) - 2.25%
1,624		Equinix Inc.	1,373,644
36,790		Welltower, Inc.	3,155,478
		Total Real Estate (Cost $2,978,683)	4,529,122

		TOTAL REITS (Cost $2,978,683)	4,529,122

		SHORT TERM INVESTMENTS - 0.93%
		Investment Company - 0.93%
1,886,810		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.010% (c)	1,886,810
		Total Investment Company	1,886,810

		TOTAL SHORT TERM INVESTMENTS (Cost $1,886,810)	1,886,810

		Total Investments (Cost ($100,176,077) - 100.08%	201,959,489
		Liabilities in Excess of Other Assets - (0.08)%	(154,235)
		TOTAL NET ASSETS - 100.00%	$201,805,254

	(a)	Non Income Producing.
	(b)	Foreign Issued Security. The total value of these securities amounted to $12,901,826 (6.39% of net assets) at December 31, 2021.
	(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2021, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2021

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2021. These assets are measured on a recurring basis.

Buffalo Mid Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$195,543,557	-	-	$195,543,557
REITs	4,529,122	-	-	4,529,122
Short Term Investments	1,886,810	-	-	1,886,810
Total*	$201,959,489	$-	-	$201,959,489

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2021.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2021. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2021.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.